CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Wilshire Oil Company of Texas:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated March 18, 1995 included in the Company's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in or made a part of this registration statement.

                                          /s/ Arthur Andersen LLP
                                              Arthur Andersen LLP
Roseland, New Jersey
June 28, 1995

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